UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SCOPUS BIOPHARMA INC.
(Name of Registrant as Specified In Its Charter)

DR. MORRIS C. LASTER

CHEN LASTER

GABRIELLA LASTER

SARA LASTER
MORDECHAI SAAR HACHAM

JOSHUA LEVINE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY

SUBJECT TO COMPLETION, DATED SEPTEMBER 17, 2021

DR. MORRIS C. LASTER

CHEN LASTER

GABRIELLA LASTER

SARA LASTER

September [●], 2021

Dear Fellow Scopus BioPharma Inc. Stockholder:

Dr. Morris C. Laster, Chen Laster, Gabriella Laster and Sara Laster (collectively, the “Stockholder Group,” “we” or “us”) are collectively the largest stockholders of Scopus BioPharma Inc., a Delaware corporation (the “Company”), and beneficially own 6,006,000 shares of common stock, par value $0.001 per share (“Common Stock”), representing 33.2% of the outstanding Common Stock of the Company.

For the reasons set forth in the enclosed Proxy Statement, we believe significant changes to the composition of the Company’s Board of Directors (the “Board”) are necessary to ensure that both the Board and the Company are being operated, managed and overseen in a manner consistent with the best interests of all of the Company’s stockholders.

To facilitate these changes, we have nominated two highly-qualified and experienced director candidates— Mordechai Saar Hacham and Joshua Levine (the “Director Nominees”)—for election to the Board at the Company’s upcoming Annual Meeting of Stockholders to be held virtually on Friday, October 8, 2021, at [●], Eastern Time (the “Annual Meeting”).

We believe that Messrs. Hacham and Levine possess the right mix of integrity, experience, skill and business acumen, and are confident that, as directors, they will work collaboratively alongside the remaining incumbent directors to discharge the fiduciary duties of the Board. We believe that the addition of the Director Nominees to the Board is crucial to provide effective, independent oversight of the Company’s affairs. This is especially necessary and timely, in light of reported claims of misappropriation and conversion of Company assets alleged to have been committed by directors of the Company affiliated with HCFP/Capital Partners (“HCFP”), a substantial stockholder of the Company (“HCFP Group”), as detailed by the Company’s former President/CFO and current Board member, Mr. Ashish Sanghrajka, in his complaint before the New York State Supreme Court, in Sanghrajka v. Scopus Biopharma Inc., HCFP/Capital Partners, et al., No. 655159/2021 (N.Y. Sup. Ct.). Moreover, as detailed in the enclosed Proxy Statement, Dr. Laster himself has suffered unjust and undue deprivation of his property rights and rights as a holder of Common Stock, as a result of the Company and/or HCFP Group’s unlawful withholding of 3,500,000 shares of Common Stock legally owned by Dr. Laster. Numerous and repeated attempts by Dr. Laster to engage in good faith discussions with the Company and the HCFP Group to remedy the situation and correct the Company’s books and records pertaining to Dr. Laster’s beneficial ownership of Common Stock have fallen on deaf ears, which necessitated Dr. Laster’s filing a case against the Company for unlawful conversion, in Laster v. Scopus Biopharma, Inc., C.A. No. 2021-0279-MTZ (Del. Ch.).

To make matters worse, in a clear attempt to obfuscate and confuse stockholders and to further marginalize and disenfranchise Dr. Laster’s rights to vote the 3,500,000 shares of Common Stock he legally owns, on September 15, 2021, the Company brought an action for interpleader in the U.S. District Court for the Southern District of New York, docketed as Scopus BioPharma Inc. v. Morris Laster, Laster Partners LLC and Laster Family Partners LLC, No. 1:21-cv-07741 (S.D.N.Y.). In this action, the Company alleged that Dr. Laster and entities purportedly controlled by incumbent directors Joshua Lamstein and Ira Greenspan (Laster Partners LLC and Laster Family Partners LLC) purportedly had stated competing claims to the same 3,500,000 shares of Common Stock and the Company asked the court to authorize the Company to deposit stock certificates to such disputed shares into the registry of the court. The Company also filed a motion for the issuance of a temporary restraining order (“TRO”) and a preliminary injunction seeking to enjoin Dr. Laster from prosecuting the above-mentioned action he filed in the Delaware Court of Chancery and to prevent him from instituting any other action affecting such disputed shares. On September 16, 2021, Judge Andrew L. Carter, Jr. of the U.S. District Court for the Southern District of New York denied the Company’s motion for the issuance of the TRO in connection with the above-described interpleader complaint, although the interpleader action remains ongoing and the motion for preliminary injunction has been scheduled for a hearing. We believe that the Company’s actions in this interpleader action are yet another attempt to deprive Dr. Laster of his voting power and rights as a stockholder, in order to entrench the incumbent directors. We further note that, if Messrs. Lamstein’s and Greenspan’s ownership claims are true, then their and the Company’s filings with the Securities and Exchange Commission have been materially inaccurate for quite some time and the Company and its Board have failed to correct its filings. The Company itself has already made filings with the SEC which indicate that Dr. Laster owns these shares.  If they disclose that the ownership is legitimate, why place obstacles in the path of resolving this issue?

Moreover, the Company has not had a CEO since Dr. Laster’s resignation in June 2020, nor a CFO since June 2020 when Mr. Sanghrajka’s employment agreement was amended to remove his CFO position (prior to his eventual termination by the Company as President in July 2021). These vacancies raise fundamental corporate governance issues at Scopus.

We are furnishing you with the enclosed Proxy Statement and accompanying BLUE proxy card because we are soliciting proxies from you to elect the Director Nominees to the Board at the Annual Meeting. We believe that, as a stockholder, you are entitled to have a Board that will, consistent with its fiduciary duties, exercise independent judgment, and act in your best interests. We believe your vote for the two Director Nominees will send a clear and strong message to the Board, the Company and the HCFP Group that it must address the alleged corporate governance issues that seem to be plaguing the Company and focus on enhancing stockholder value.

There are currently nine directors serving on the Board, two of whom have terms expiring at the Annual Meeting. The enclosed Proxy Statement is soliciting proxies to elect only our two Director Nominees. Accordingly, the enclosed BLUE proxy card may only be voted for the Director Nominees and does not confer voting power with respect to any of the Company’s director nominees. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement dated [●], 2021 (the “Company proxy statement”). There is no assurance that any of the Company’s nominees will serve as directors if our Director Nominees are elected.

According to the Company’s proxy statement, the Annual Meeting will be conducted in a virtual meeting format only, via the Internet, with no physical in person meeting. Further, to participate in the Annual Meeting virtually via the Internet, stockholders should visit www.cesonlineservices.com/scps21_vm. In order to attend, you must register in advance at www.cesonlineservices.com/scps21_vm prior to the deadline of [●] [●], 2021 at [●] Eastern Time.

We urge you to read the accompanying Proxy Statement carefully and to use the enclosed BLUE proxy card to vote “FOR” the Director Nominees recommended by us, as soon as possible. You may vote your shares by signing and dating the enclosed BLUE proxy card and returning it in the postage-paid envelope provided, whether or not you plan to attend the virtual Annual Meeting. For your convenience, you may also vote your shares via the Internet or by a toll-free telephone number by following the instructions on the enclosed BLUE proxy card.

You may have received, or will be receiving, a separate proxy solicitation from the Company, including a White proxy card from them, soliciting your votes for the Company’s slate of incumbent directors. For all of the reasons discussed in the materials included with this letter, we strongly urge you to REJECT the solicitation made by the Company and NOT to sign any White proxy card or other proxy card that the Company sends to you.

If you have already voted for the Company’s slate of directors and sent your White proxy card to the Company, you have every right to change your vote by signing, dating and returning a later dated BLUE proxy card or by voting at the virtual Annual Meeting. Only your last timely presented proxy card will be counted at the Annual Meeting.

If your shares of Common Stock are held in street name through a broker, bank, trustee or other nominee, you are considered the beneficial owner of those shares. As the beneficial owner, you have the right to direct your broker, bank, trustee or other nominee how to vote your shares of Common Stock. Without your voting instructions, because of the contested nature of the proposals, your broker, bank, trustee or other nominee may not vote your shares of Common Stock with respect to the election of two Class A directors (Proposal 1) or with respect to Proposal 2 relating to the ratification of the independent registered public accounting firm. For these non-routine matters, your shares will not be voted without your specific voting instructions. We encourage you to instruct your broker, bank, trustee or other nominee to vote your shares of Common Stock by filling out and returning the enclosed BLUE proxy card.

Your vote is very important, regardless of the number of shares of the Company’s voting securities that you own. Whether or not you expect to attend the virtual Annual Meeting, after receiving the Proxy Statement and other proxy materials, please vote as promptly as possible on the enclosed BLUE proxy card to ensure your representation and the presence of a quorum at the Annual Meeting. Only stockholders who held shares at the close of business on the record date, Monday, August 16, 2021, may vote at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet, by telephone, or by signing, dating and returning the enclosed BLUE proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, please complete and return the BLUE voting instruction form provided to you by such broker or other intermediary, or, if permitted by such broker or other intermediary, you may vote via the Internet or by telephone as instructed by such broker or other intermediary. If you wish to attend the Annual Meeting virtually and vote your shares, you will need to contact your broker directly in order to obtain a valid legal proxy issued to you by your nominee holder. We urge you to submit your vote as soon as possible, even if you currently plan to attend the Annual Meeting virtually.

Holders of shares as of the close of business on August 16, 2021, the record date for the Annual Meeting, are urged to submit a BLUE proxy card, even if your shares were sold after such date.

If you have any questions or require any assistance in voting your shares, please contact Georgeson LLC (“Georgeson”), our proxy solicitor, which is assisting us, at their address and toll-free numbers listed below:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, New York 10104

(866) 695-6078 (Toll Free)

Thank you for your support.

Sincerely,

/s/ Dr. Morris C. Laster

Dr. Morris C. Laster

/s/ Chen Laster

Chen Laster

/s/ Gabriella Laster

Gabriella Laster

/s/ Sara Laster

Sara Laster

PRELIMINARY COPY

SUBJECT TO COMPLETION, DATED SEPTEMBER 17, 2021

2021 ANNUAL MEETING OF STOCKHOLDERS

OF

SCOPUS BIOPHARMA INC.

To Be Held On October 8, 2021

_________________

PROXY STATEMENT

OF

DR. MORRIS C. LASTER, CHEN LASTER, GABRIELLA LASTER AND SARA LASTER
_________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

This proxy statement and the accompanying BLUE proxy card are being furnished to you by Dr. Morris C. Laster, Chen Laster, Gabriella Laster and Sara Laster (collectively, the “Stockholder Group,” “we” or “us”) and the individuals named in Proposal 1—Mordechai Saar Hacham and Joshua Levine (the “Director Nominees” and, together with the Stockholder Group, the “Participants”)— in connection with the solicitation of BLUE proxies from you, holders of shares of common stock, par value $0.001 per share (“Common Stock”), of Scopus BioPharma Inc., a Delaware corporation (“Scopus” or “the “Company”). The Stockholder Group comprises collectively, the largest stockholders of the Company that beneficially own 6,006,000 shares of Common Stock, representing 33.2% of the outstanding Common Stock of the Company. The Participants believe that significant changes to the composition of the Company’s Board of Directors (the “Board”) are necessary to ensure that both the Board and the Company are being operated, managed and overseen in a manner consistent with the best interests of all of the Company’s stockholders.

The Participants intend to vote the proxies obtained from this proxy solicitation at the annual meeting of the Company’s holders of Common Stock, which Scopus has announced is scheduled to be held in a virtual meeting only format on October 8, 2021, at [●], Eastern Time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”). We have nominated two highly qualified and capable candidates who are fully committed to representing the best interests of all stockholders. We are therefore seeking your support at the Company’s Annual Meeting, for the following purposes:

1.	To elect the Stockholder Group’s two director nominees, Mordechai Saar Hacham and Joshua Levine (the “Director Nominees”), to serve until the Company’s 2024 annual meeting of stockholders and until their successors are elected and qualified;

2.	To vote against the ratification of the appointment of Citrin Cooperman LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year; and

3.	To transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Through this Proxy Statement, we are soliciting proxies to elect only our Director Nominees. Accordingly, the enclosed BLUE proxy card may only be voted for our Director Nominees and does not confer voting power with respect to any of the Company’s director nominees. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement dated [●], 2021 (the “Company proxy statement”).

The Participants in this solicitation intend to vote their shares (the “Participant Shares”) FOR the election of the Director Nominees named in Proposal 1; and AGAINST the ratification of the appointment of Citrin Cooperman LLP as the Company’s independent registered public accounting firm, as presented in Proposal 2.

The Company has set the close of business on Monday, August 16, 2021 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 420 Lexington Avenue, Suite 300, New York, New York 10170. Stockholder of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were [18,094,264] shares of Common Stock issued and outstanding.

This Proxy Statement and the enclosed BLUE proxy card are first being mailed to stockholder on or about September [●], 2021.

THIS SOLICITATION IS BEING MADE BY THE STOCKHOLDER GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. THE STOCKHOLDER GROUP IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS THAT THE STOCKHOLDER GROUP IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE STOCKHOLDER GROUP URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE DIRECTOR NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY MANAGEMENT TO THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Proxy Statement and our BLUE proxy card are available at www.[●]

_________________

Unless the context otherwise requires, references in this proxy statement (“Proxy Statement”) to “the Company,” or “Scopus” refer to Scopus BioPharma Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “Common Stock” are to the Company’s common stock, par value $0.001 per share, and references to “stockholders” are to the holders of the Common Stock. References in this Proxy Statement to “we,” “us,” or “our,” or the “Stockholder Group” refer collectively to Dr. Morris C. Laster, Chen Laster, Gabriella Laster and Sara Laster.

_________________

IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. We urge you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of our Director Nominees.

•

If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to the Stockholder Group c/o Georgeson LLC, 1290 Avenue of the Americas, 9th Floor, New York, New York 10104, our proxy solicitor, in the enclosed envelope today.

•	If your shares of Common Stock are held in a brokerage account, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker. As a beneficial owner, if you wish to vote, you must instruct your broker how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•	Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Director Nominees only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

If you have any questions, require assistance in voting your shares or your BLUE proxy card, please contact Georgeson LLC, our proxy solicitor, at (866) 695-6078 (toll free).

TABLE OF CONTENTS

Page

ABOUT THE ANNUAL MEETING	9
BACKGROUND OF AND REASONS FOR THE SOLICITATION	15
PROPOSAL 1: ELECTION OF DIRECTORS	19
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF CITRIN COOPERMAN & COMPANY, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2021 FISCAL YEAR	20
OTHER BUSINESS	20
CERTAIN ADDITIONAL INFORMATION	20
APPENDIX A TO PROXY STATEMENT	21
APPENDIX B TO PROXY STATEMENT	23

ABOUT THE ANNUAL MEETING

Why am I receiving this Proxy Statement and Proxy Card?

You are receiving this Proxy Statement and BLUE proxy card from us because you own shares of the Company’s Common Stock. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the enclosed BLUE proxy card, you appoint the proxy holder as your representative at the Annual Meeting. The proxy holder will vote your shares as you have instructed on the BLUE proxy card, thereby ensuring that your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we request that you complete, sign, and return your BLUE proxy card in advance of the meeting so that your vote will be counted in the event your plans change.

If you have signed and returned the BLUE proxy card and an issue comes up for a vote at the Annual Meeting that is not identified on the card, the proxy holder will vote your shares, under your proxy, in accordance with his or her best judgment.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a valid legal proxy from your broker or nominee in order to vote your shares at the Annual Meeting.

What matters will be voted on at the Annual Meeting?

At the Company’s Annual Meeting, stockholders are being asked to vote on the:

(1)	Election of the Stockholder Group’s two Director Nominees to serve as Class A directors on the Company’s Board of Directors to serve until the Company’s 2024 Annual Meeting of Stockholders or until successors have been duly elected and qualified (“Proposal 1”).

(2)	Ratification of the appointment of Citrin Cooperman & Company, LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year (“Proposal 2”).

In addition, stockholders will act on such other proper business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

What does it mean if I receive more than one proxy card?

Many of the Company’s stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. If you receive more than one BLUE proxy card, your shares are registered in more than one name or are registered in different accounts. Please sign, date and return or otherwise submit your proxy with respect to each BLUE proxy card to ensure that all of your shares are voted.

Voting to “WITHHOLD” with respect to any Board nominee on a White proxy card is NOT the same as voting for our Director Nominees on a BLUE proxy card because a vote to “WITHHOLD” with respect to any Board nominee on its White proxy card will revoke any proxy you previously submitted, and you will not be able to cast a vote for our Director Nominees using the Company’s White proxy card.

If you have already voted using the Company’s White proxy card, you have every right to change your vote and revoke your prior proxy by signing and dating the enclosed BLUE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed BLUE proxy card. Only the latest dated proxy you submit will be counted. If you have any question or need assistance voting, please call Georgeson LLC, our proxy solicitor, by calling (866) 695-6078 (toll free).

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on Monday, August 16, 2021 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. According to the Company’s proxy statement, on the Record Date, 18,094,264 shares of Common Stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of Common Stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of Common Stock is entitled to one vote per share of Common Stock on each matter to be acted upon at the Annual Meeting. The Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) prohibits cumulative voting rights.

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the Chairman of the meeting may adjourn the meeting from time to time to another place, if any, date or time.

What is the difference between a stockholder of record and a “street name” holder?

If your shares of Common Stock are registered directly in your name with Continental Stock Transfer and Trust Company (“Continental”), the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. This Proxy Statement and the enclosed BLUE proxy card have been mailed directly to each stockholder of record of the Common Stock.

If your shares of Common Stock are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” This Proxy Statement and a BLUE voting instruction form has been forwarded to each “street name” holder by their broker, bank or other nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares. Please follow the instructions included on that form regarding how to instruct your broker, bank or other nominee to vote your shares. If you do not give voting instructions to your broker, bank or other nominee, your broker, bank or other nominee can only vote your shares with respect to “routine” matters.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Because of the contested nature of the proposals, under the rules of various national and regional securities exchanges that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, your broker, bank, trustee or other nominee may not vote your shares with respect to the election of directors (Proposal 1) or with respect to Proposal 2 relating to the ratification of the independent registered public accounting firm. Without your voting instructions, your broker, bank, trustee or other nominee may only vote your shares on proposals considered to be routine matters. For non-routine matters, your shares will not be voted without your specific voting instructions. We encourage you to instruct your broker, bank, trustee or other nominee to vote your shares by filling out and returning the BLUE voting instruction form.

If you are a record holder, you may choose one of the following methods to vote your shares:

•	Vote by Internet. To vote over the Internet go to the website identified on your BLUE proxy card or BLUE voting instruction form and follow the instructions, using your BLUE proxy card as a guide.

•	Vote by Telephone. To vote by telephone from within the U.S., please call the toll-free number located on your BLUE proxy card or BLUE voting instruction form and follow the recorded instructions.

•	Vote by Mail. To vote by mail, please mark, sign, date and mail the enclosed BLUE proxy card or BLUE voting instruction form in the enclosed postage-paid envelope.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Stockholder Group has appointed [●] and [●] to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” the election of Mordechai Saar Hacham and Joshua Levine as Class A directors and “AGAINST” Proposal 2 in accordance with the Stockholder Group’s recommendation. The Stockholder Group does not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their discretion.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with our proxy materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares virtually at the Annual Meeting, you must register in advance at www.cesonlineservices.com/scps21_vm prior to the deadline of [●] [●], 2021 at [●] Eastern Time. Please have your Stockholder Control Number, which can be found on the voter instruction form, when you access the website. You will be required to obtain a legal proxy from your broker, bank or other nominee and submit a copy in advance of the Annual Meeting. Further instructions will be provided to you as part of the registration process. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to register prior to the deadline of [●] [●], 2021 at [●] Eastern Time and obtain a legal proxy from your bank, broker or other nominee, you will not be able to vote your nominee-held shares during the Annual Meeting.

Who counts the votes?

All votes will be tabulated by [●], the independent inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares virtually at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares virtually during the meeting by following the instructions under “How do I vote my shares?”.

If you hold your shares in “street name,” you may vote your shares virtually during the meeting if you have obtained a “legal” proxy by following the instructions under “How do I vote my shares?”.

Even if you currently plan to attend virtually the Annual Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend virtually the Annual Meeting or are unable to attend.

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote for all director nominees or may withhold your vote as to one or more director nominees.

Proposal 2:	You may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the Stockholder Group’s recommendations on how I should vote my shares?

We recommend that you vote your shares as follows:

“FOR” the election of Mordechai Saar (“Moti”) Hacham and Joshua Levine as Class A directors.

“AGAINST” the ratification of the appointment of Citrin Cooperman & Company, LLP as the Company’s independent registered public accounting firm.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed BLUE proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies named therein will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR” the election of Mordechai Saar Hacham and Joshua Levine as Class A directors.

“AGAINST” the ratification of the appointment of Citrin Cooperman & Company, LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your broker, bank, trustee or other nominee may not vote your shares with respect to the election of directors (Proposal 1), or with respect to Proposal 2 relating to the ratification of the independent registered public accounting firm or on any of the other non-routine proposals on the agenda for the Annual Meeting. We encourage you to instruct your broker, bank, trustee or other nominee to vote your shares by filling out and returning the BLUE voting instruction form.

Can I change my vote?

Yes. If you are a record holder, you may revoke a previously submitted proxy card at any time before it is voted at the Annual Meeting by any of the following means:

●	Virtually attending the Annual Meeting and voting again online during the Annual Meeting. Your virtual attendance at the Annual Meeting will not by itself revoke a proxy card. You must vote your shares online during the Annual Meeting to revoke your proxy card.

●	Completing and submitting a new valid proxy card bearing a later date.

●	Voting again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy card that is submitted prior to the Annual Meeting will be counted).

●	Giving written notice of revocation to the Company addressed to Robert J. Gibson, Vice Chairman, at the Company’s address above, which notice must be received before [●], Eastern Time, on [●] [●], 2021.

●	Sending notice to us and Georgeson LLC, 1290 Avenue of the Americas, 9th Floor New York, New York 10104, our proxy solicitor, that you are revoking your proxy; or

If you have previously signed a White proxy card sent to you by the Company, you may change your vote and revoke your prior proxy by signing and dating the enclosed BLUE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone following the instructions on the enclosed BLUE proxy card. Submitting a White proxy card—even if you vote to “WITHHOLD” with respect to the Company’s nominees—will revoke any votes you previously made via our BLUE proxy card. Accordingly, if you wish to vote pursuant to the recommendation of the Stockholder Group, you should disregard and NOT return any White proxy card that you may receive from the Company.

You should send any later-dated proxy card or notice of revocation to: Georgeson LLC, 1290 Avenue of the Americas, 9th Floor New York, New York 10104, our proxy solicitor. All items mailed to the above address must be received by Georgeson no later than the close of business October [●], 2021, to be effective for the Annual Meeting.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees (i.e., the two director nominees who receive the most votes will be elected). Assuming the presence of a quorum, approval of Proposal 2 will require the affirmative vote of a majority of the votes cast for or against the proposal. A majority of the votes cast means that the number of shares voted “for” the proposal must exceed the votes cast “against” such proposal.

How are abstentions and broker non-votes treated?

Any stockholder who is present at the Annual Meeting, either in person, which would include virtual attendance at the Annual Meeting, or by proxy, who abstains from voting, will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your shares may be included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to certain proposals. See “What is a broker non-vote?”.

An abstention or failure to instruct your broker how to vote with respect to Proposal 1 will not be counted as an affirmative or negative vote in the election of directors and will have no effect on the outcome of the vote with respect to Proposal 1. An abstention or broker non-vote with respect to Proposal 2 will likewise not be counted as an affirmative or negative vote against the proposal and will have no effect on the outcome of the vote on such proposals. Your broker, bank, trustee or other nominee may not vote your shares with respect to the election of directors (Proposal 1), or with respect to Proposal 2 relating to the ratification of the independent registered public accounting firm or on any of the other non-routine proposals on the agenda for the Annual Meeting. Without your voting instructions, your broker, bank, trustee or other nominee may only vote your shares on proposals considered to be routine matters. For non-routine matters, your shares will not be voted without your specific voting instructions.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of the Company’s stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

We are asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions.

We have engaged Georgeson to solicit proxies for an estimated fee of $[●], plus reimbursement for out-of-pocket costs. Georgeson estimates that approximately [●] of its employees will assist in our proxy solicitation. We will request banks, brokers, custodians and other nominees in whose names shares are registered to furnish to the beneficial owners of the Company’s Common Stock this Proxy Statement and the BLUE proxy card, and, upon request, we will reimburse such registered holders for their out-of-pocket and reasonable expenses in connection therewith. Our aggregate expenses in connection with our solicitation of proxies, excluding normal expenses related to a non-contested solicitation of proxies, are expected to aggregate to approximately $[●], of which approximately $[●] has been spent to date.

Are there any other matters to be acted upon at the Annual Meeting?

The Stockholder Group does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others, including the Company, will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the BLUE proxy card to vote the shares represented by the proxies held by them in accordance with applicable law and in their discretion on such matters.

Where can I find voting results?

As described in the Company’s proxy statement, the Company will disclose voting results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. According to the Company’s proxy statement, if final voting results are unavailable at that time, then the Company intends to file a Current Report on Form 8-K to disclose preliminary voting results and file an amended Current Report on Form 8-K within four business days after the date the final voting results are available.

Who should I call if I have any questions?

If you have any questions about the Annual Meeting or general stockholder questions, require assistance in voting your shares or your BLUE proxy card, or need additional copies of the Stockholder Group’s Proxy Statement or proxy materials, please contact Georgeson LLC, our proxy solicitor, toll-free at (866) 695-6078.

BACKGROUND OF AND REASONS FOR THE SOLICITATION

Background

Dr. Morris C. Laster, Chen Laster, Gabriella Laster, and Sara Laster (collectively, the “Stockholder Group,” “we” or “us”) are collectively the largest stockholders of Scopus BioPharma Inc., a Delaware corporation (the “Company”) and beneficially own 6,006,000 shares of Common Stock, representing 33.2% of the outstanding Common Stock of the Company.

Dr. Morris C. Laster was a co-founder, director and Chief Executive Officer of privately held predecessor companies that through acquisition, name changes, and financings became Scopus BioPharma Inc. Dr. Laster also served as Chief Executive Officer and as a director of the Company. It is through these transactions that Dr. Laster acquired sole ownership of 6,006,000 shares of the Company’s Common Stock. In May 2019, Dr. Laster requested that a total of 1,080,000 of his shares be transferred to his daughters, Chen, Gabriella, and Sara Laster, with each daughter receiving 360,000 shares. Pursuant to this transfer of his stock to his daughters, Dr. Laster was left as the owner of 4,926,000 shares of the Company’s Common Stock, as reported in Amendment No. 3 to the Company’s Offering Circular on Form 1-A dated September 2, 2020. Dr. Laster has not acquired nor sold, transferred, or otherwise disposed of any shares of the Company’s Common Stock since before September 2, 2020. At September 2, 2020, Dr. Laster served as a Scientific Advisory Board member and a Senior Medical Advisor and director of Scopus Israel, a subsidiary of the Company.

The Unlawful Conversion of 3,500,000 Shares of Common Stock Held By Dr. Laster

Sometime around December 2020, Dr. Laster learned from Continental Stock Transfer & Trust Co. (“Continental”), the Company’s transfer agent, that Continental’s records indicate a significantly smaller holding of shares by Dr. Laster. Instead of showing Dr. Laster as the registered owner of 4,926,000 shares of the Company’s Common Stock, a statement of account issued by Continental to Dr. Laster states that Dr. Laster only owns 1,426,000 certificate shares and zero book entry/DRS shares or plan shares, for a sum of 1,426,000 total shares. Such amount is 3,500,000 fewer shares than those listed in the Company’s Offering Circular on Form 1-A dated September 2, 2020. Beginning December 2020, Dr. Laster and his representatives have made numerous and repeated attempts to reach out to the Company, its counsel and Continental to seek aid in receiving share certificates documenting the correct number of the Company’s shares owned by Dr. Laster, and in resolving this large discrepancy in the Company’s records with the transfer agent. However, Scopus has rejected or ignored each of Dr. Laster’s attempts. The Company has repeatedly refused to answer simple and straightforward questions regarding Dr. Laster’s share ownership and to provide him with basic documentation. In correspondence between Continental and counsel for Dr. Laster, Continental stated that the significantly lower numbers of shares reflected in Dr. Laster’s statement of account were based on instruction letters received by Continental from Scopus. At various times in February and March 2021, Dr. Laster and counsel attempted to contact Continental to resolve the discrepancy but they were repeatedly ignored. Ultimately, Dr. Laster and his counsel were informed by Continental representatives that the Company had directed Continental not to engage with Dr. Laster and counsel on this matter.

On March 31, 2021, Dr. Laster resigned from his position on the Scientific Advisory Board of the Company. On such date, Dr. Laster also resigned as an officer and director of Scopus Israel. On April 1, 2021, Dr. Laster filed a complaint against the Company (the “Laster Complaint”) in the Delaware Court of Chancery, docketed as Laster v. Scopus Biopharma, Inc., C.A. No. 2021-0279-MTZ (Del. Ch.), with respect to ownership of 3,500,000 shares of the Company’s Common Stock. In his complaint, Dr. Laster claims that by failing to recognize his ownership of 4,926,000 shares of Scopus stock, and by failing to issue Dr. Laster a certificate or other documentation reflecting such ownership, Scopus has wrongfully converted 3.5 million shares of Common Stock rightfully owned by Dr. Laster. He also claims that Scopus’s actions in obfuscating and allowing the publication of incorrect stockholder records by its transfer agent amount to conversion and are wrongful acts over Dr. Laster’s property that deny his property rights over his Scopus shares of Common Stock. Through the Laster Complaint, Dr. Laster seeks injunctive relief against the Company and declaratory judgment that he owns 4,926,000 Scopus shares of Common Stock and that Continental’s records are incorrect, and asked that, to the extent necessary, Scopus be ordered to allow Continental to properly reflect the correct number of Scopus shares that Dr. Laster owns. The Company moved to dismiss the lawsuit, but later withdrew its motion, after briefing was already complete.

On April 5, 2021, Dr. Laster resigned from his position as CEO of Vital Spark, Inc., a wholly-owned subsidiary of the Company. On April 7, 2021, Dr. Laster filed a Schedule 13D with the SEC stating, among other things, that Dr. Laster intended to vote against the future election of members of the Company’s current Board of Directors.

On September 15, 2021, the Company brought an action for interpleader in the U.S. District Court for the Southern District of New York, docketed as Scopus BioPharma Inc. v. Morris Laster, Laster Partners LLC and Laster Family Partners LLC, No. 1:21-cv-07741 (S.D.N.Y.). In this action, the Company alleged that Dr. Laster and entities purportedly by incumbent directors Joshua Lamstein and Ira Greenspan (Laster Partners LLC and Laster Family Partners LLC) purportedly had stated competing claims to the same 3,500,000 shares of Common Stock, and the Company asked the court to authorize the Company to deposit stock certificates to such disputed shares into the registry of the court. The Company also filed a motion for the issuance of a temporary restraining order (“TRO”) and a preliminary injunction seeking to enjoin Dr. Laster from prosecuting the above-mentioned action he filed in the Delaware Court of Chancery and to prevent him from instituting any other action affecting such disputed shares. On September 16, 2021, Judge Andrew L. Carter, Jr. of the U.S. District Court for the Southern District of New York denied the Company’s motion for the issuance of the TRO in connection with the above-described interpleader complaint, although the interpleader action remains ongoing and the motion for preliminary injunction has been scheduled for a hearing. We believe that the Company’s actions in this interpleader action are yet another attempt to deprive Dr. Laster of his voting power and rights as a stockholder and to obfuscate and confuse stockholders in connection with the upcoming Annual Meeting. Dr. Laster did not form and has no knowledge of the aforementioned LLCs, and these entities have not been identified in any Company SEC filing to date. Furthermore, the claims of ownership in the interpleader action do not appear to be consistent with the beneficial ownership tables the Company itself included in the proxy statement it filed with the SEC on August 26, 2021, which make no mention of these LLCs. We also note that the aforementioned LLCs share the same principal business address as the Company and HCFP, and that it is inconceivable that the Company would only discover the LLCs’ purported competing claims to the 3.5 million shares six months after the start of litigation. We further note that, were these claims true, then Messrs. Lamstein’s and Greenspan’s and the Company’s filings with the Securities and Exchange Commission have been materially inaccurate for quite some time and the Company and its Board have failed to correct its filings.

The Unlawful Termination of Ashish Sanghrajka’s Employment and Allegations of Malfeasance, Misappropriation of Company Assets and Corporate Governance Failures at Scopus

On August 25, 2021, Ashish Sanghrajka filed a complaint (the “Sanghrajka Complaint”) in the Supreme Court of the State of New York against Scopus and HCFP alleging breach of his employment agreement with Scopus, tortious interference with that contract by HCFP, and defamation arising out of alleged false statements filed publicly by the Company. Mr. Sanghrajka is the former President and Chief Financial Officer of Scopus, and is a current member of the Company’s Board. In his complaint, Mr. Sanghrajka alleges that Scopus wrongfully terminated him from his position as its President without due cause, and made false and defamatory statements denigrating his professional reputation, as part of a scheme to silence voices at Scopus calling for proper corporate governance. Mr. Sanghrajka claims that such a scheme was orchestrated by Board members affiliated with HCFP (the “HCFP Group”), so that the HCFP Group could consolidate control of the Company and continue misappropriating the Company’s assets for the benefit of HCFP. Further, according to Mr. Sanghrajka, to assume control of the Company, HCFP and the HCFP Group took steps to marginalize Dr. Laster, Mr. Sanghrajka and another board member, Mr. Paul Hopper. Mr. Sanghrajka claims that the HCFP Group caused Scopus to withhold shares to prevent Dr. Laster, Mr. Hopper, and Mr. Sanghrajka from voting at the Company’s next stockholder meeting. Moreover, Mr. Sanghrajka claims that the HCFP Group sidelined Mr. Hopper and Mr. Sanghrajka with a sham investigation and false allegations of misconduct upon which they terminated Mr. Sanghrajka and requested that both Mr. Sanghrajka and Mr. Hopper resign from the Board.

Dilutive Warrant Issuances and Self-Dealing Transactions

As part of the Sanghrajka Complaint, Mr. Sanghrajka claims that the HCFP Group sought to increase HCFP’s share of the Company by diluting other stockholders. To accomplish this, Mr. Sanghrajka claims that the HCFP Group caused Scopus to issue millions of warrants to HCFP before Mr. Sanghrajka and Mr. Hopper joined the Board, many in exchange for no up-front payment. The Sanghrajka Complaint also alleges that HCFP extracted value from Scopus through a series of related party transactions with a variety of affiliated entities, including various placement fees, non-accountable expense allowances and management fees paid by Scopus to HCFP affiliates.

Consistent with the above allegations in the Sanghrajka Complaint, the Stockholder Group also believes that the HCFP Group engaged in warrant issuances aimed at effectively diluting stockholders’ ownership and influence, especially that of Dr. Laster’s.

•	As reported by the Company in its most recent quarterly report on Form 10-Q, on February 4, 2020, Scopus commenced a public offering of up to 200,000 Series A units, consisting of one share of the Company's Common Stock and two Series W Warrants. Each W Warrant was exercisable for one Series B Unit consisting of one share of Common Stock and one Series Z Warrant. The exercise price of each W Warrant was $4.00, and the exercise price of each Z Warrant was $5.00. The W Warrants are exercisable commencing on October 1, 2021, and the Z Warrants are exercisable commencing on July 1, 2022.

•	The publicly filed documents concerning the W Warrants consist of a form of Warrant Agreement between Scopus and Continental Stock Transfer, and a form of Warrant Certificate incorporating by reference the Warrant Agreement. The form of Warrant Agreement provides, inter alia, that the W Warrants are exercisable upon payment of the warrant exercise price “in lawful money of the United States, in good certified check, good bank draft payable to the order of the Warrant Agent or wire transfer to an account designated by the Warrant Agent (or as otherwise agreed to by the Company)” or, in certain circumstances, a cashless exercise pursuant to which the Warrant holder surrenders each of such Warrants for the number of Securities underlying the Warrant equal to the quotient obtained by dividing (x) the product of (A) the number of Securities underlying the Warrant and (B) the difference between the Fair Market Value of such Securities in the respective Warrant Exercise Price by (y) the Fair Market Value of such securities, where “Fair Market Value” is defined as the average reported last sales price of these securities for the 10 trading days ending on the day prior to the date of exercise.

•	As reported by the Company in its most recent quarterly report on Form 10-Q, on June 5, 2020, the Company issued to HCFP/Capital Partners 18-B-2 LLC (‘CP18B2’) 3,000,000 W Warrants in consideration of a $1.5 million contingent promissory note that was payable only if the Warrants were sold or exercised prior to their expiration. However, the agreement by which those 3,000,000 Warrants were issued is not in the public record, but such 10-Q uses the defined term “W Warrant,” referencing the publicly-offered Warrants, in describing the 3,000,000 Warrants.

•

The Company’s most recent quarterly report on Form 10-Q also reports that in July 2021, holders of Convertible Notes converted an aggregate of $3,084,875 of initial principal and accrued and unpaid interest at the rate of $0.50 per W Warrant, rounded up to the nearest whole Warrant, resulting in the issuance of 6,169,771 W Warrants.  This means that for a total payment of $4.50 per Warrant ($0.50 to acquire the W Warrant, and $4.00 to exercise it), the holders of the Convertible Notes are entitled to receive one share of Common Stock and a Z Warrant entitling them to buy another share of Common Stock at a price of $5.00 per share.  Scopus’ Common Stock traded at between $6 and $7 per share for the first half of July, and never traded below $4.50 per share.  We believe such transaction was thus a significant transfer of value to HCFP, as it not only allowed HCFP to purchase Common Stock at a discount to the market value of Scopus’s Common Stock, it also allowed HCFP to capture additional upside though receipt of the Z Warrants.

Reasons for the Solicitation

The Stockholder Group urges all holders of shares of Common Stock of the Company to vote “FOR” the election of our two Director Nominees. We believe significant changes to the composition of the Board are necessary to ensure that both the Board and the Company are being operated, managed and overseen in a manner consistent with the best interests of all of the Company’s stockholders.

We have nominated two highly qualified and experienced director candidates— Mordechai Saar Hacham and Joshua Levine– for election to the Board. Messrs. Hacham and Levine have more than 20 years each of versatile senior management, operational, financial and legal experience in the biotech industry, including in publicly traded biotech companies.

We believe that Messrs. Hacham and Levine possess the right mix of integrity, experience, skill and business acumen, and are confident that, as directors, they will work collaboratively alongside the remaining incumbent directors to discharge the fiduciary duties of the Board.

We believe that the addition of the Director Nominees to the Board is crucial to provide effective, independent oversight of the Company’s affairs. This is especially necessary and timely, in light of reported claims of misappropriation and conversion of Company assets alleged to have been committed by the HCFP Group. We are deeply concerned with the allegations of malfeasance, misappropriation of Company assets, and corporate governance failures that the Sanghrajka Complaint has highlighted. Equally troubling are the observations by Mr. Sanghrajka that there is a scheme being orchestrated by certain members of the HCFP Group to silence voices at Scopus calling for proper corporate governance, that there are clear efforts from HCFP Group to consolidate control of the Company by marginalizing Dr. Laster, Mr. Sanghrajka and Mr. Paul Hopper through the unlawful withholding of their shares for no valid or justifiable grounds, and that self-dealing, dilutive warrant issuances have been undertaken by the Company at the behest of the HCFP Group and at the expense and prejudice of stockholders. We believe Mr. Sanghrajka has a reasonable basis for these claims. We are deeply concerned as well with the brazen attempts of Scopus and the HCFP Group to continue to perpetuate the unjust and undue deprivation of Dr. Laster’s property rights and rights as a holder of Common Stock, as a result of their unlawful withholding of 3,500,000 shares of Common Stock legally owned by Dr. Laster. To date, and as highlighted by the Laster Complaint, despite numerous and repeated attempts by Dr. Laster to engage in good-faith discussions with the Company and the HCFP Group to remedy the situation and correct the Company’s books and records pertaining to Dr. Laster’s beneficial ownership of Common Stock, such attempts have fallen on deaf ears as Scopus and the HCFP Group have refused to cooperate, instructed Continental not to engage in any discussions with the Stockholder Group, and filed an interpleader action in yet another attempt to deprive Dr. Laster of his voting power and rights as a stockholder and to obfuscate and confuse stockholders in connection with the upcoming Annual Meeting. Moreover, the fact that the Company has not had a CEO since Dr. Laster’s resignation in June 2020, nor a CFO since June 2020 when Mr. Sanghrajka’s employment agreement was amended to remove his CFO position (prior to his eventual termination by the Company as President in July 2021), raises fundamental corporate governance issues at Scopus.

We are furnishing you with the enclosed Proxy Statement and accompanying BLUE proxy card because we are soliciting proxies from you to elect the Director Nominees to the Board at the Annual Meeting. We believe that you are entitled to have a board of directors that will, consistent with its fiduciary duties, exercise independent judgment, and act in your best interests. We believe your vote for the two Director Nominees will send a clear and strong message to the Board, the Company and the HCFP Group that it must address the corporate governance issues plaguing the Company, cease the self-dealing transactions and focus on enhancing stockholder value.

PROPOSAL 1: ELECTION OF DIRECTORS

The Company’s board of directors currently consists of nine members and is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms then expire will be elected to serve until the annual meeting that is three years following the election. Two of the directors have terms expiring at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our two Director Nominees in opposition to the Company’s director nominees.

The Stockholder Group has nominated two nominees for election as Class A directors of the Board: Mordechai Saar Hacham and Joshua Levine (the “Director Nominees”). Each Director Nominee has consented to serve on the Board for a three-year term, if elected at the Annual Meeting. If elected, the Director Nominees will serve for a three-year term that will expire at the Company’s 2024 annual meeting of stockholders. To our knowledge, there are no family relationships between any of the Director Nominees and any of the directors or executive officers of the Company. We do not anticipate that any Director Nominee will be unable or unwilling to stand for election, but if that happens, your proxy will be voted for another person nominated by the Stockholder Group. We believe that the Director Nominees standing for election at the Annual Meeting possess personal and professional integrity, good judgment, a high level of ability and business acumen.

The biographies of the Stockholder Group’s Director Nominees for Class A directors are as follows:

Mordechai Saar “Moti” Hacham, 49, is currently serving as the CEO and member of the board of Spero Biopharma Ltd., an Israeli private company developing Ladostigil for the treatment of MCI and other indication. Mr. Hacham is also serving as the CFO of OncoHost, an Israeli private company developing cutting-edge technology to characterize, analyze, and predict patient response to treatment. Previously, he was the Co-CEO of NevaBio Ltd, CEO of Clal Life Sciences L.P, CFO & COO of CureTech Ltd., CFO & COO of Avraham Pharmaceuticals Ltd and a VP at PolyHeal Ltd. We believe Mr. Hacham is well-qualified to be on the Board of Directors due to his extensive experience across numerous biopharmaceutical, biotechnology and pharmaceutical companies; as well as his experience in managing small companies and all aspects of financial, operations, business development and fundraising, closed strategic investment/partnering transactions with small, mid-size and global companies.

Mr. Hacham is an attorney (a member of the Israeli bar) graduated from Bar Ilan University Law School and received a degree in Economics from Tel-Aviv University.

Joshua Levine, 56, is a consultant to a number of entities, including the Israeli Institute for Biological Research as well as Seach Medical Group (TASE: SEMG). He has previously served as CEO of XTL Biopharmaceuticals (Nasdaq: XTLB), CEO/Chairman of Proteologics; and Senior Director of Teva Innovative Ventures. He has also been a member of the Board of Directors of a number of companies, including D-Pharm, Clal Biotechnology and others. His background includes a degree in Chemistry, experience as a corporate attorney, head of corporate finance at a US-based investment bank, partner at an Israeli venture capital fund, deputy head of Teva Innovative Ventures as well as Chief Executive Officer of two public biotechnology companies. He has held executive positions within venture capital funds and investment banks in Israel and the US. We believe Mr. Levine is well-qualified to serve on the Board of Directors due to his extensive executive experience in biotechnology and biopharmaceutical companies; as well as his experience in all aspects of business development and fundraising, including public offerings, closed investment/partnering transactions with small, mid-size and global companies, and developing connections with investors, analysts and US-based investment banks.

Mr. Levine practiced as an attorney and graduated from Columbia University Law School (with honors) and received a degree in Chemistry from Yeshiva University (with honors).

Required Vote and Board Recommendation

If a quorum is present, the two nominees receiving the highest number of votes will be elected as directors. If you hold your shares in your own name and abstain from voting on the election of directors, your abstention will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote for Proposal 1, your broker will not have the authority to vote your shares. Abstentions and broker non-votes, if any, will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.

We recommend that you vote “FOR” all of our Director Nominees listed on the BLUE proxy card.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF CITRIN COOPERMAN & COMPANY, LLP AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE 2021 FISCAL YEAR

As disclosed in the Company’s proxy statement, the Audit Committee of the Board has selected Citrin Cooperman & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting.

As disclosed in the Company’s proxy statement, stockholder ratification of the selection of Citrin Cooperman & Company, LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Company has disclosed that the Board is submitting the selection of Citrin Cooperman & Company, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Citrin Cooperman & Company, LLP. The Company further disclosed that even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Citrin Cooperman & Company, LLP have audited the Company’s financial statements, passing upon a number of related party transactions, including transactions in the Company’s securities effected at prices and on terms that do not appear to reflect fair market value. For this reason, we recommend a vote of “AGAINST” with respect to this proposal.

We recommend that you vote “AGAINST” this proposal.

OTHER BUSINESS

We know of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the enclosed BLUE proxy card will vote the shares represented by the proxies held by them in accordance with applicable law and their discretion on such matters.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE “EXCHANGE ACT”). THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SEE APPENDIX B FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Appendices attached hereto has been taken from, or is based upon, publicly available information.

APPENDIX A TO PROXY STATEMENT

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, any members of a group which solicits proxies are considered “participants” with respect to the Stockholder Group’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who are considered “participants.”

1.            Stockholder Group and Nominees

The Participants are Dr. Morris C. Laster, Chen Laster, Gabriella Laster, Sara Laster, Mordechai Saar Hacham, and Joshua Levine.

Dr. Morris C. Laster’s business address is 11 Reuven Shari St, Jerusalem, Israel. Dr. Laster’s principal occupations are Medical Venture Partner at OurCrowd, Chairman of OncoHost and CEO of Clil Medical. The business address of Clil Medical is 11 Reuven Shari St, Jerusalem, Israel. The business address of OurCrowd is 28 Hebron Road, Jerusalem, Israel. The business address of OncoHost is HaMelacha St 6, Binyamina, Israel.

Chen Laster is a student and has a business address at Hapalmach 43; Jerusalem, Israel.

Sara Laster is a student and has a business address at 503 Shvo Street, Jerusalem, Israel.

Gabriella Laster’s business address is 16 Zeev Jabotinsky, Apartment 102, Ramat Gan, Israel. Gabriella Laster’s principal occupation is product marketing at Optimove, whose business address is 2 HaShlosha Street, Tel Aviv, Israel.

Mordechai Saar Hacham’s business address is 1 Agnon St., POB 6117, Ramat Hasharon, Israel. Mr. Hacham’s principal occupation is CFO of OncoHost, whose business address is 3 HaMelacha, Binyamina, Israel.

Joshua Levine’s business address is 25 Ahi Dakar Street, Raanana, Israel. Mr. Levine’s principal occupation is consultant to various entities, including the Israeli Institute for Biological Research and Seach Medical Group.

2.            Information Regarding Ownership of the Company’s Securities by Participants

Dr. Morris C. Laster is the direct owner of 4,926,000 shares of the Company’s Common Stock, which were acquired through his role as co-founder, director and Chief Executive Officer of privately held predecessor companies that through acquisition, name changes, and financings became the Company. Chen Laster, Gabriella Laster and Sara Laster each directly own 360,000 shares of the Company’s Common Stock, which were received via transfer from Dr. Laster. The Stockholder Group beneficially own 6,006,000 shares of the Company’s Common Stock in aggregate. Except as described in this Appendix A or in this Proxy Statement, none of the persons listed above under “Stockholder Group and Nominees” owns any Company securities of record that they do not own beneficially.

3.            Information Regarding Transactions in the Company’s Securities by Participants

None of the Participants have transacted in the Company’s securities in the past two (2) years.

4.            Miscellaneous Information Concerning Participants

Except as described in this Appendix A or in this Proxy Statement, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since January 1, 2020 or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix A or in this Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (b) no participant owns any securities of the Company of record but not beneficially.

Except as described in this Appendix A or in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to (i) any future employment by the Company or any of its affiliates or (ii) any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in this Appendix A or in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since January 1, 2020 with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Appendix A or in this Proxy Statement, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Except as described in this Appendix A or in this Proxy Statement, there are no material proceedings to which any Participant in this solicitation or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

APPENDIX B TO PROXY STATEMENT

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following tables are reprinted from the Company’s preliminary proxy statement filed with the Securities and Exchange
Commission on August 26, 2021 and have not been independently verified.

The following table sets forth, as of the Record Date, August 16, 2021, information regarding the beneficial ownership of the Company’s Common Stock by each person known to the Company to be or, to the best of the Company’s knowledge is or claims to be, the beneficial owner of more than 5% of the Company’s outstanding shares; each of the Company’s executive officers and directors; and all of the Company’s executive officers and directors as a group. Except as may be otherwise indicated, beneficial ownership reflected in the table is determined in accordance with Rule 13d-3 promulgated under the Exchange Act.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within sixty (60) days of August 16, 2021 by that stockholder are deemed outstanding.

Name and Address of Beneficial Owner(1)	No. of Shares of Common Stock Beneficially Owned	Approximate Percentage of Outstanding Shares of Common Stock
5% Stockholders
Morris C. Laster, M.D.(2)	6,006,000	33.2%
HCFP/Capital Partners 18B-2 LLC	3,000,000	14.2%
Moreglade Pty. Limited	1,903,636	10.2%
HCFP/Capital Partners 18B-1 LLC	1,350,000	7.5%
SCPS/Strategic Capital Partners LLC	1,068,016	5.6%

Directors and Executive Officers
Ira Scott Greenspan(3)	5,649,258	25.4%
Joshua R. Lamstein(4)	5,567,944	25.1%
Paul E. Hopper(5)	1,920,859	10.3%
Ashish P. Sanghrajka(6)	516,702	2.8%
Robert J. Gibson(7)	219,020	1.2%
David A. Buckel(8)	32,374	0.2%
David S. Battleman, M.D.(9)	26,433	0.1%
Raphael Hofstein, Ph.D.(10)	26,433	0.1%
David Weild IV(11)	26,433	0.1%
All directors and executive officers as a group (9 individuals)(3)(4)(5)(6)(7)(8)(9)(10)(11)

(1)	Unless otherwise set forth, the business address of referenced holders is c/o Scopus BioPharma Inc., 420 Lexington Avenue, Suite 300, New York, New York 10170.

(2)	Based solely on information set forth in an amended Scheduled 13D filed by Dr. Laster on May 12, 2021 (the “13D”), includes: (i) 4,926,000 shares of Common Stock over which Dr. Laster claims sole beneficial ownership and (ii) 360,000 shares of Common Stock held by each of Chen Laster, Gabriella Laster and Sara Laster, or 1,080,000 shares of Common Stock in the aggregate, over which Dr. Laster claims shared beneficial ownership on account of Dr. Laster, Chen Laster, Gabriella Laster and Sara Laster constituting a group. The address for Dr. Laster is 11 Reuven Shari St., Jerusalem, Israel. See the section of this Proxy Statement entitled “Background of and Reasons for the Solicitation” for additional information relating to the 13D and a dispute relating to the number of shares owned by Dr. Laster.

(3)	Includes: (i) 1,350,000 shares of Common Stock held by HCFP/Capital Partners 18B-1 LLC (“18B-1”), of which Mr. Greenspan is a member and comanager, (ii) 3,000,000 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of August 16, 2021 held by HCFP/Capital Partners 18B-2 LLC (“18B-2”), of which Mr. Greenspan is a member and co-manager, (iii) 73,334 shares of Common Stock and 66,668 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of August 16, 2021 held by HCP/Advest LLC (“HCP/Advest”), of which Mr. Greenspan is a member and sole manager, (iv) 1,068,016 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of August 16, 2021 held by SCPS/Strategic Capital Partners LLC (“SCP”), of which Mr. Greenspan is a co-manager, and (v) 9,850 shares of Common Stock held by certain other HCFP-related entities (“HCFP”). Accordingly, Mr. Greenspan is deemed to have shared voting and dispositive power over the shares of Common Stock held by 18B-1, 18B-2, SCP and HCFP and sole voting and dispositive power over shares of Common Stock held by HCP/Advest. Mr. Greenspan disclaims beneficial ownership of the shares of Common Stock held by these entities, except to the extent of his proportionate pecuniary interest therein.

(4)	Includes (i) 1,350,000 shares of Common Stock held by 18B-1, of which Mr. Lamstein is a member and co-manager, (ii) 3,000,000 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of August 16, 2021 held by 18B-2, of which Mr. Lamstein is a member and co-manager, and (iii) 1,068,016 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of August 16, 2021 held by SCP, of which Mr. Lamstein is a co-manager. Accordingly, he is deemed to have shared voting and dispositive power over the shares of Common Stock held by 18B-1, 18B-2 and SCP. Mr. Lamstein disclaims beneficial ownership of the shares of Common Stock held by these entities, except to the extent of his proportionate pecuniary interest therein. Also includes an aggregate of 3,000 shares of Common Stock held by Mr. Lamstein’s minor children.

(5)	Includes 1,400,000 shares of Common Stock and 503,636 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of August 16, 2021 held by Moreglade Pty. Limited, of which Mr. Hopper is a Director. Accordingly, he is deemed to have sole voting and dispositive power over the shares of Common Stock held by this entity. Mr. Hopper disclaims beneficial ownership of the shares of Common Stock held by this entity, except to the extent of his proportionate pecuniary interest therein.

(6)	Includes 107,922 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of August 16, 2021. Also includes an aggregate of 80,000 shares of Common Stock and an aggregate of 28,780 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of August 16, 2021 held by Mr. Sanghrajka’s minor children.

(7)	Includes 210,052 shares of Common Stock and 6,668 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of August 16, 2021 held by Dayber Snow LLC, of which Mr. Gibson is a member and co-manager. Accordingly, he is deemed to have shared voting and dispositive power over the shares of Common Stock held by this entity. Mr. Gibson disclaims beneficial ownership of the shares of Common Stock held by this entity, except to the extent of his proportionate pecuniary interest therein. Also includes an aggregate of 2,000 shares of Common Stock held by Mr. Gibson’s minor children.

(8)	Includes 26,433 shares of Common Stock issuable pursuant to outstanding stock options to purchase the Company’s Common Stock which are exercisable within 60 days of August 16, 2021 and 5,941 shares of Common Stock held by BVI Venture Services LLC, of which Mr. Buckel is the sole owner. Accordingly, he is deemed to have sole voting and dispositive power over the shares of Common Stock held by BVI Venture Services LLC.

(9)	Represents 26,433 shares of Common Stock issuable pursuant to outstanding stock options to purchase the Company’s Common Stock which are exercisable within 60 days of August 16, 2021.

(10)	Represents 26,433 shares of Common Stock issuable pursuant to outstanding stock options to purchase the Company’s Common Stock which are exercisable within 60 days of August 16, 2021.

(11)	Represents 26,433 shares of Common Stock issuable pursuant to outstanding stock options to purchase the Company’s Common Stock which are exercisable within 60 days of August 16, 2021.

BLUE PROXY CARD

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

2021 ANNUAL MEETING OF STOCKHOLDERS

OF

SCOPUS BIOPHARMA INC.

To Be Held On October 8, 2021

THIS PROXY IS SOLICITED ON BEHALF OF DR. MORRIS C. LASTER, CHEN LASTER, GABRIELLA LASTER AND SARA LASTER (THE “STOCKHOLDER GROUP”) AND THE OTHER PARTICIPANTS IN THEIR SOLICITATION

THE BOARD OF DIRECTORS OF SCOPUS BIOPHARMA INC.

IS NOT SOLICITING THIS PROXY

The undersigned hereby appoints Dr. Morris C. Laster and Chen Laster (collectively, the “Proxies”), and each of them acting individually or in the absence of others, with full power of substitution and re-substitution, as proxies to vote all of the shares of Scopus BioPharma Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Friday, October 8, 2021 at [●] Eastern Daylight Time (including any adjournments or postponements thereof, the “Annual Meeting”). Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the Annual Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. ON PROPOSALS FOR WHICH A CHOICE IS NOT SPECIFIED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE STOCKHOLDER GROUP; IN SUCH CASE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1, “AGAINST” PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS, IF ANY, AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

IMPORTANT - PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. THANK YOU FOR VOTING.

SEE REVERSE SIDE

(Continued and to be dated and signed on reverse side)
TO VOTE BY MAIL. PLEASE DETACH HERE. SIGN AND DATE PROXY CARD. AND RETURN IN THE POSTAGE.PAID ENVELOPE PROVIDED

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting The Proxy Statement and our BLUE Proxy Card are available at [●]

The Stockholder Group unanimously recommends a vote “FOR” all of the Stockholder Group’s Director Nominees listed in Proposal 1 and unanimously recommends that you vote “AGAINST” Proposal 2.

1.	Election of each of Mordechai Saar “Moti” Hacham and Joshua Levine to serve as Class A directors on the Company’s Board of Directors to serve until the Company’s 2024 Annual Meeting of Stockholders or until successors have been duly elected and qualified.	2.	Ratification of the appointment of Citrin Cooperman & Company, LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.

☐ FOR ALL	☐ WITHHOLD ALL	☐ FOR ALL EXCEPT	☐ FOR	☐ AGAINST	☐ ABSTAIN

INSTRUCTIONS: To vote against an individual nominee, mark the ‘FOR ALL EXCEPT’ box and write the name(s) of the individual nominee on the line below:

Date

Signature

(Signature if held jointly)

When shares are held by joint tenants. both should sign. When signing as attorney, executor. administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in full partnership name by an authorized person.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE

TO VOTE BY MAIL, PLEASE DETACH HERE. SIGN AND DATE PROXY CARD. AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

TO AUTHORIZE YOUR PROXY BY
TELEPHONE OR INTERNET
QUICK* * * EASY* * * IMMEDIATE

Your telephone or Internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS [●]. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Call * * Toll Free * *
[●]
There is NO CHARGE to you for this call

OPTION A:	You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press [●] in order to vote on each proposal separately.

OPTION B:	If you prefer not to select a voting choice with respect to each proposal you may press [●] to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Stockholder Group.

CONTROL NUMBER

for Telephone/Internet Proxy Authorization

Internet and Telephone voting is available
11:59 P.M.
Eastern Time on October [●], 2021.